SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ------------------------

                                FORM 8-K/A No. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 22, 1997
                        (Date of earliest event reported)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in its charter)



             Delaware               1-9971                    91-1413284
          (State or other        (Commission                (IRS Employer
           Jurisdiction of       File Number)              Identification
            Incorporation)                                     Number)




                5051 Westheimer, Suite 1400, Houston, Texas 77056
               (Address of principal executive offices, zip code)






               Registrant's telephone number including area code:
                                 (713) 624-9500

                                 AMENDMENT NO. 1



     The undersigned registrant hereby amends its current report on Form 8-K dated November 6, 1997 as set forth below.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)    Financial statements of business acquired

                  The consolidated financial statements of The Louisiana Land and Exploration Company ("LL&E"), including the notes thereto, for the years ended December 31, 1996 and 1995 (incorporated by reference to LL&E's Annual Report on Form 10-K for the year ended December 31, 1996; Registration No. 1-959).

                  The unaudited consolidated financial statements of LL&E, including the notes thereto, for the nine months ended
                  September 30, 1997 (incorporated by reference to LL&E's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997; Registration No. 1-959).

           (b)    Pro forma financial information

                  The unaudited pro forma combined income statements for the years ended December 31, 1996, 1995 and 1994 giving effect to the Agreement and Plan of Merger("Merger")using the pooling of interests method of accounting for business combinations (incorporated by reference to the Burlington Resources Inc. ("BR") and LL&E Joint Proxy Statement for Special Meetings of Stockholders to be held October 22, 1997/BR Prospectus; Registration Statement No. 333-32603 on Form S-4 dated September 15, 1997).

                  The unaudited pro forma combined financial statements for the nine month period ended September 30, 1997 giving effect to the Merger using the pooling of interests method of accounting for business combinations are filed herewith as Exhibit 99.2.


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



           (c)    Exhibits

                  Exhibit 2 - Agreement and Plan of Merger (incorporated by reference to the BR and LL&E Joint Proxy Statement for Special Meetings of Stockholders to be held October 22, 1997/BR Prospectus; Registration Statement No. 333-32603 on Form S-4 dated September 15, 1997).

                  Exhibit 23 - Consent of KPMG Peat Marwick LLP, independent auditors of LL&E.

                  Exhibit 99.2 - The unaudited pro forma combined financial statements for the nine month period ended September 30, 1997 giving effect to the Merger using the pooling of interests method of accounting for business combinations.






                           FORWARD-LOOKING STATEMENTS

           This report (including the exhibits) contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect BR's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the companies' 1996 Annual Reports on Form 10-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             BURLINGTON RESOURCES INC.
                                                    (Registrant)



                                             By  /s/Philip W. Cook
                                                 Philip W. Cook
                                                 Vice President, Controller and
                                                 Chief Accounting Officer


Date: January 5, 1998

                                  EXHIBIT INDEX


Exhibit
 Number                          Exhibit                                   Page


   2    Agreement and Plan of Merger  (incorporated by reference to the BR
        and  LL&E  Joint  Proxy   Statement   for   Special   Meetings  of
        Stockholders   to  be  held   October  22,   1997/BR   Prospectus;
        Registration  Statement No.  333-32603 on Form S-4 dated September
        15, 1997).                                                           --


   23   Consent of KPMG Peat Marwick LLP, independent auditors of LL&E.      6

  99.2  The unaudited pro forma combined  financial  statements  for  the nine month period ended September 30, 1997 giving effect to the Merger using the pooling of interests method of accounting for
        business combinations.                                               7

The Board of Directors
The Louisiana Land and Exploration Company



We consent to the incorporation by reference in the Form 8K/A of Burlington Resources Inc. of our report dated February 7, 1997, related to the consolidated balance sheets of the Louisiana Land and Exploration Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of earnings (loss), stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996 annual report on Form 10-K of The Louisiana Land and Exploration Company. Our report refers to the change in 1994 of the methods of assessing the impairment of the capitalized costs of proved oil and gas properties and other long-lived assets.





                                                  KPMG PEAT MARWICK LLP

New Orleans, Louisiana
January 2, 1998

                                  EXHIBIT 99.2


                               UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS





                               STATEMENT OF INCOME
                         FOR THE NINE MONTH PERIOD ENDED
                               SEPTEMBER 30, 1997

                                       AND

                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

           On July 17, 1997, Burlington Resources Inc. (the "Company") and The Louisiana Land and Exploration Company ("LL&E") announced that they had entered into an Agreement and Plan of Merger, pursuant to which a newly-formed wholly-owned subsidiary of the Company would merge into LL&E ("Merger"). On October 22, 1997, the Merger was consummated following the favorable votes of each companies' stockholders. As a result of the Merger, LL&E became a wholly-owned subsidiary of the Company.

         Pursuant to the Merger, the Company issued 1.525 shares of its common stock, par value $.01 per share, for each outstanding share of LL&E capital stock. The Company will account for the Merger as a pooling of interests. The Merger also qualifies as a tax-free reorganization. The transaction was valued at approximately $3 billion based on the Company's closing stock price of $51.81 on October 22, 1997.

         Descriptions of BR and LL&E are incorporated by reference to the companies' Annual Reports on Form 10-K.

         The following unaudited pro forma combined financial statements are presented to give effect to the Merger of BR and LL&E using the pooling of interests method of accounting. The income statement for the nine month period ended September 30, 1997 assumes that the Merger had been consummated at the beginning of the period presented. The balance sheet as of September 30, 1997 assumes that the Merger had been consummated on September 30, 1997. The unaudited pro forma combined financial statements do not reflect any cost savings and other synergies anticipated by BR management as a result of the Merger and are not necessarily indicative of the results of operations or financial position which would have occurred had the Merger been consummated at the beginning of the period presented, nor are they necessarily indicative of future results of operations or financial position. Additionally, the unaudited pro forma combined statement of income excludes the non-recurring pretax transaction costs of $80 million which were charged to operations in the fourth quarter of 1997 when the Merger was consummated. The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements of BR and LL&E, including the notes thereto.






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



                                   BR AND LL&E
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME


                                                             Nine Months Ended September 30, 1997
                                              -----------------------------------------------------------------
                                                                               Pro Forma             Pro Forma
                                                  BR              LL&E        Adjustments            Combined
                                              -----------      ---------      -----------          ------------
                                                            (in millions, except per share amounts)

Revenues .................................... $      987       $     441      $        (1)(a)      $      1,427

Costs and Expenses ..........................        652             376                -                 1,028
                                              -----------      ---------      -----------          ------------

Operating Income ............................        335              65               (1)                  399
Interest Expense ............................         84              22                -                   106
Other Income - Net ..........................         58               8                1 (a)                67
                                              -----------     ----------      -----------          ------------

Income Before Income Taxes ..................        309             51                 -                   360
Income Tax Expense ..........................         60             18                 -                    78
                                              -----------     ---------       -----------          ------------

Net Income .................................. $      249      $      33       $         -          $        282
                                              ===========     =========       ===========          ============

Earnings per Common Share ................... $     1.99      $     .97                            $       1.59
                                              ===========     =========                            ============

Weighted Average Number of Common
   Shares Outstanding .......................        125             34                                     177(b)
                                              ===========     =========                            ============




        See Notes to Unaudited Pro Forma Combined Financial Information.

                                  BR AND LL&E
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                                       September 30, 1997
                                                                    --------------------------------------------------------

                                                                                                  Pro Forma       Pro Forma
                                                                        BR            LL&E       Adjustments       Combined
                                                                    ----------    -----------    -----------      ----------
                                                                                           (in millions)
ASSETS
Current Assets
  Cash and Cash Equivalents ....................................... $     429     $       14     $       -        $     443
  Short-term Investments ..........................................        51              -             -               51
  Accounts Receivable .............................................       224             86            (7)(c)          303
  Inventories .....................................................        19              -            18 (c)           37
  Other Current Assets ............................................        23             11             -               34
                                                                    ----------    -----------    ----------        ----------
                                                                          746            111            11              868
                                                                    ----------    -----------    ----------        ----------

Oil & Gas Properties (Successful Efforts Method) ..................     5,281          3,133           (11)(c)        8,403
Other Properties ..................................................       538             69             -              607
                                                                    ----------    -----------    ----------        ----------
                                                                        5,819          3,202           (11)           9,010
    Accumulated Depreciation, Depletion and Amortization ..........     2,220          2,001             -            4,221
                                                                    ----------    -----------    ----------        ----------
       Properties - Net ...........................................     3,599          1,201           (11)           4,789
                                                                    ----------    -----------    ----------        ----------

Other Assets ......................................................        88             40             2 (d)          130
                                                                    ----------    -----------    ----------       ----------
             Total Assets ......................................... $   4,433     $    1,352     $       2        $   5,787
                                                                    ==========    ===========    ==========       ==========

LIABILITIES
Current Liabilities
   Accounts Payable ............................................... $     191     $      103     $      77 (e)(g) $     371
   Taxes Payable ..................................................        62              2            (6)(f)(g)        58
   Other Current Liabilities ......................................        72              -             -               72
                                                                    ----------    -----------    ----------       ----------
                                                                          325            105            71              501
                                                                    ----------    -----------    ----------       ----------

Long-term Debt ....................................................     1,347            483             -            1,830
                                                                    ----------    -----------    ----------       ----------
Deferred Income Taxes .............................................       116             85             -              201
                                                                    ----------    -----------    ----------       ----------
Other Liabilities and Deferred Credits ............................       163            161             2 (d)          326
                                                                    ----------    -----------    ----------       ----------

Commitments and Contingent Liabilities

STOCKHOLDERS' EQUITY
Preferred Stock ...................................................         -              -             -                -
Common Stock ......................................................         2              5            (5)(h)            2
Paid-in Capital ...................................................     2,933             61             5 (h)        2,999
Retained Earnings .................................................       586            452           (71)(e)          967
                                                                    ----------    -----------    ----------       ----------
                                                                        3,521            518           (71)           3,968
Cost of Treasury Stock ............................................     1,039              -             -            1,039
                                                                    ----------    -----------    ----------       ----------
Common Stockholders' Equity .......................................     2,482            518           (71)           2,929
                                                                    ----------    -----------    ----------       ----------
               Total Liabilities and Common Stockholders' Equity ..  $  4,433       $  1,352     $       2        $   5,787
                                                                    ==========    ===========    ==========       ==========

        See Notes to Unaudited Pro Forma Combined Financial Information.


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


           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


(a) Reflects the reclassification of gains on sale of oil and gas properties by LL&E to conform to the presentation of BR.

(b) The pro forma weighted average number of common and equivalent shares outstanding for the period has been calculated using the Exchange Ratio of
      1.525 shares of BR Common Stock for each share of LL&E Stock.

(c) Reflects the reclassification of inventory by LL&E to conform to the presentation of BR.

(d) Reflects the reclassification of the net prepaid pension asset by LL&E to conform to the presentation of BR.

(e) Reflects the direct costs associated with the Merger of BR and LL&E of $80 million. These costs primarily consist of $51 million for severance, outplacement and related exit costs and $29 million for direct transaction costs. These non-recurring costs were charged to operations in the fourth quarter of 1997 when the Merger was consummated. It is expected that substantially all of the costs related to this transaction will be paid within a year.

(f)   Reflects the $9 million income tax effect of  the  costs included  in Note
      (e) above.

(g) Reflects the reclassification of other taxes by LL&E to conform to the presentation of BR.

(h)   Reflects the exchange of BR Common Stock for LL&E Stock.






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